Exhibit 31.1
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                       CERTIFICATION UNDER RULE 13A-14(A)

I, Ian Brodie, certify that:

1. I have reviewed and read this Periodic Report on Form 10-QSB of Andresmin Gold Corporation;

2. Based on my knowledge, this Periodic Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Periodic Report;

3. Based on my knowledge, the financial statements, and other financial information included in this Periodic Report, fairly present in all material respects the financial condition, results of operations and cash flows of Andresmin Gold Corporation as of, and for, the periods presented in this Periodic Report;

4. Andresmin Gold Corporation's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for Andresmin Gold Corporation and have:

     (a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Andresmin Gold Corporation, including its subsidiary, is made known to us by others within that entity, particularly during the period in which this Periodic Report is being prepared;

     (b) designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

     (c) evaluated the effectiveness of Andresmin Gold Corporation's disclosure controls and procedures and presented in this Periodic Report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

     (d) disclosed in this Periodic Report any change in Andresmin Gold Corporation's internal control over financial reporting that occurred during Andresmin Gold Corporation's fourth fiscal quarter that has materially affected, or is reasonable likely to materially affect, Andresmin Gold Corporation's internal control over financial reporting; and

5. Andresmin Gold Corporation's other certifying officer and I have disclosed, based on our most recent evaluations of internal control over financial reporting, to Andresmin Gold Corporation's auditors and the audit committee of Andresmin Gold Corporation's board of directors (or persons performing the equivalent functions):

     (a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Andresmin Gold Corporation's ability to record, process, summarize and report financial information; and





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     (b)  any fraud, whether or not material,  that involves management or other employees who have a significant role in Andresmin Gold Corporation's control over financial reporting.


Dated: February 11, 2005                            /s/ Ian Brodie
                                              --------------------------------
                                              Ian Brodie, President, Chief
                                              Executive Officer and Director